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                                                                EXHIBIT 10.9

                             STOCK OPTION PLAN FOR
                                  EMPLOYEES OF
                        MERGE TECHNOLOGIES INCORPORATED



        MERGE TECHNOLOGIES INCORPORATED, a corporation organized under the laws of the State of Wisconsin, hereby adopts this Stock Option Plan for Employees of Merge Technologies Incorporated. The purposes of this Plan are as follows:

        1. To further the growth, development and financial success of the Company by providing additional incentives to certain of its Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

        2. To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE I

                                  DEFINITIONS

        Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1 - BOARD

     "Board" shall mean the Board of Directors of the Company.

SECTION 1.2 - CODE

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3 - COMMITTEE

     "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

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SECTION 1.4 - COMMON STOCK

        "Common Stock" shall mean the Common Stock, One Cent ($.01) par value, of the Company.

SECTION 1.5 - COMPANY

        "Company" shall mean MERGE TECHNOLOGIES INCORPORATED.

SECTION 1.6 - DIRECTOR

        "Director" shall mean a member of the Board.

SECTION 1.7 - DISABILITY

        "Disability" shall have the meaning set forth in Section 2.2(e)(3) of the Code.

SECTION 1.8 - EMPLOYEE

        "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.9 - EXCHANGE ACT

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.10 - INCENTIVE STOCK OPTION

        "Incentive Stock Option" shall mean an Option which qualifies under
Section 422(b) of the code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.11 - NON-QUALIFIED OPTION

        "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option.

SECTION 1.12 - OFFICER


        "Officer" shall mean an officer of the Company or any Subsidiary.

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SECTION 1.13 - OPTION

        "Option" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.14 - OPTIONEE

        "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

SECTION 1.15 - PLAN

        "Plan" shall mean this Stock Option Plan for Employees of MERGE TECHNOLOGIES INCORPORATED.

SECTION 1.16 - SECRETARY

        "Secretary" shall mean the Secretary of the Company.

SECTION 1.17 - SECURITIES ACT

        "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.18 - SUBSIDIARY

        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.19 - TERMINATION OF EMPLOYMENT

        "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment of the Optionee by the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of

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Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1 - SHARES SUBJECT TO PLAN

        The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options (including those granted under the Original Plan) shall not exceed 200,000. For purposes of the foregoing limitation, any reduction in shares issuable to an Optionee in full or part payment of the option price in accordance with the provisions of Section 5.3(b) or (c) shall nevertheless be deemed to have been issued.

SECTION 2.2 - UNEXERCISED OPTIONS

        If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 - CHANCES IN COMMON STOCK

        In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                 ARTICLE III

                              GRANTING OF OPTIONS

SECTION 3.1 - ELIGIBILITY

        Any Employee of the Company or of any corporation which is then a Subsidiary shall be eligible to be granted Options, except as provided in
Section 3.2.

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SECTION 3.2 - QUALIFICATION OF INCENTIVE STOCK OPTIONS

        No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option' under Section 422(b) of the Code.

SECTION 3.3 - GRANTING OF OPTIONS

        (a) The Committee shall from time to time, in its absolute discretion:

                (i) Determine which Employees are Employees and select from among the Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                (ii) Determine the number of shares to be subject to such
            Options granted to such selected Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options, provided that in no event may any Employee be granted, during any fiscal year of the Company, Options hereunder covering more than 10,000 shares of Common Stock; and

                (iii) Determine the terms and conditions of such Options,
            consistent with the Plan.

        Notwithstanding the above, the Committee may delegate certain powers relating to the granting of Options as it deems appropriate to executive officers of the Company including the power to determine the number of shares to be subject to Options (subject to a maximum amount set by the Committee), whether such Options are to be Incentive Stock Options or Non-Qualified Options and to determine the terms and conditions of such Options including the imposition of one more condition to exercise such as the execution by the Optionee of a non-competition agreement in favor of the Company or a Subsidiary; provided, however, that the Committee shall not delegate any powers that are required to be exercised by the Committee under Section 16(b) of the Exchange Act or any rules promulgated thereunder.

        (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of any Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the option price of the surrendered Option, may cover
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the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                  ARTICLE IV
                               TERMS OF OPTIONS

SECTION 4.1 - OPTION AGREEMENT

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422(b) of the Code.

SECTION 4.2 - OPTION PRICE

     (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that (i) the price per share of a Non-Qualified Option shall be not less than the lesser of 85% of the fair market value of such shares on the date such Option is granted or the average of the fair market values of such shares on the five most recent trading days prior to the date that such Option is granted, and (ii) the price per share of an Incentive Stock Option shall not be less than 100% of the fair market value of such shares on the date such Option is granted.

     (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of the Common Stock on the principal national stock exchange on which the shares are listed on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not listed on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not listed on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Committee; or
(iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith. In determining the fair market value of the


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Company's Common Stock under subsection l(b) of this Section 4.2, the Committee may rely on the closing price as reported in the Wall Street Journal.

SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY

     (a) Subject to the provisions of Sections 4.3(b), 4.3(c) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(b), 4.3(c) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

     (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

     (c) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422(b) of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) shall not exceed $100,000.

SECTION 4.4 - EXPIRATION OF OPTIONS

     (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

         (i) In the case of an Incentive Stock Option, the expiration of ten years from the date the Option was granted; or in the case of an Optionee owning (within the meaning of Section 425(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the expiration of five years from the date the Incentive Stock Option was granted; or

         (ii) In the case of a Non-Qualified Option, the expiration of fifteen years and one day from the date the Option was granted; or

         (iii) The expiration of three months from the date of the Optionee's Termination of Employment; or

         (iv) The engagement by the Employee in willful misconduct which injures the Company or any of its Subsidiaries.

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     (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and become unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

SECTION 4.5 - TENURE OF EMPLOYMENT

     Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6 - ADJUSTMENTS IN OUTSTANDING OPTIONS

     In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 425(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7 - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

     In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any of the options outstanding under the Plan or shall

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substitute similar options for those outstanding under the Plan, or (ii) such options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such options, or to substitute similar options for those outstanding under the Plan, then, the time at which such options may first be exercised shall accelerated and the options terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any options outstanding under the Plan shall terminate if not exercised prior to such event.

                                   ARTICLE V
                              EXERCISE OF OPTIONS

SECTION 5.1 - PERSON ELIGIBLE TO EXERCISE

     During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 - PARTIAL EXERCISE

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof become unexercisable under Section 4.4 or
Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 - MANNER OF EXERCISE

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

     (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

     (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or



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        (ii)   Subject to the Committee's consent, shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company, or issuable to the Optionee upon exercise of the Option, with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate Option Price of the shares with respect to which such Option or portion is thereby exercised; or

       (iii) Subject to the Committee's consent, full payment in any other form approved by the Committee, consistent with applicable law and the Plan; or

        (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

   (c)  On or prior to the date the same is required to be withheld:

         (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

        (ii) Subject to the Committee's consent, full payment by delivery to the Company of shares of the Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Option or portion with an aggregate fair market value (as determinable under Section 4.2(b)) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

       (iii) Subject to the Committee's consent, full payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate fair market value (as determinable under Section 4.2(b)) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

        (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii);

        provided that if the Company is subject to the reporting requirements under the Exchange Act, if and to the extent required by Rule 16b-3 promulgated under Section 16 of the Exchange Act ("Rule 16b-3"), an election to make full payment by the means described in
        Section 5.3(c)(ii) or 5.3(c)(iii) shall be made more than six months after grant of the Option and either (x) made and the Option exercised only during the period beginning of the third

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        business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (y) irrevocably made more than six months prior to the date the amount of tax to be withheld is determined in the case of Sections 5.3(c)(ii) and 5.3(iii); and

    (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

    (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

    (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

    (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

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   (d)  The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

   (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5 - RIGHTS AS STOCKHOLDERS

     The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6 - TRANSFER RESTRICTIONS

     The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate, including a commitment on behalf of the Optionee to afford the Company first refusal rights upon a proposed sale of shares of Common Stock or restrictions on transfer necessary or desirable, as the Committee in its sole discretion may determine, to preserve the S corporation status of the Company. Any such restriction shall be set forth in the respective Stock Option Agreement or in a separate written agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                ADMINISTRATION

SECTION 6.1 - STOCK OPTION COMMITTEE

     (a) The Stock Option Committee shall consist of at least two Directors of the Company (or such smaller number as may be permitted under Rule 16b-3, if and as such Rule is then in effect) appointed by and holding office during the pleasure of the Board. No Options may be granted to any member of the Committee during the term of his membership on the Committee. No person shall be

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eligible to serve on the Committee unless he is then a "disinterested person"
within the meaning of paragraph (e)(2)(i) of Rule 16b-3.

     (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 6.2 - DUTIES AND POWERS OF COMMITTEE

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422(b) of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

SECTION 6.3 - MAJORITY RULE

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.5 - COMPENSATION: PROFESSIONAL ASSISTANCE: GOOD FAITH ACTIONS

     Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

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                                 ARTICLE VII

                               OTHER PROVISIONS

SECTION 7.1 - OPTIONS NOT TRANSFERABLE

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, to the extent required by Rule 16b-3 or the Code, no action of the Board may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted without approval of the Company's shareholders given within 12 months before or after the action by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.4.


SECTION 7. 3 - COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply at such time that the Company

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


is subject to the reporting requirements of the Exchange Act, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

SECTION 7.4 - APPROVAL OF PLAN BY SHAREHOLDERS

        This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's adoption of this Plan. Options may be granted prior to such shareholder approval, provided, however, that Options granted after the adoption of this Plan by the Board but prior to such shareholder approval shall not be exercisable prior to the time when this Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all such Options granted hereunder following adoption of this Plan by the Board shall thereupon be canceled and become null and void.

SECTION 7.5 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

        The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary or modify the rights of any person holding options issued pursuant to the Original Plan. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.6 - TITLES

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                  * * * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of MERGE TECHNOLOGIES INCORPORATED on May 13, 1996.


                                                      ________________________
                                                             Secretary

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
                                  * * * * *


        I hereby certify that the foregoing Plan was duly approved by the Shareholders of MERGE TECHNOLOGIES INCORPORATED on ____________________.

        Executed on this ______ day of _____________, 199__.



                                                ______________________
                                                      Secretary





                                      16